UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 2, 2024

NIGHTFOOD HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55406	46-3885019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 White Plains Road - Suite 500

Tarrytown, New York 10591

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 888-6444

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

EXPLANATORY NOTE

This Current Report on Form 8-K/A is filed as an amendment to the Current Report on Form 8-K/A filed on April 18, 2024, by Nightfood Holdings, Inc., a Nevada corporation (the "Company"), in order to correct typographical errors in the notes to the financial statements. The financial information described in Item 9.01 below makes such corrections and is filed to include the financial information in the Current Report on Form 8-K filed by the Company on February 2, 2024, that was previously omitted in accordance with Item 9.01(a) and Item 9.01(b) of Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of business acquired.

The audited financial statements and accompanying notes of FHVH as of and for the year ended December 31, 2023 are filed herewith as Exhibit 99.1 and are incorporated by reference herein.

(d) Exhibits

Exhibit No.	Description
99.1	Audited financial statements of Future Hospitality Ventures Holdings Inc. as of and for the year ended December 31, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 19, 2024

NIGHTFOOD HOLDINGS, INC.

By:	/s/ Lei Sonny Wang
Name:	Lei Sonny Wang
Title:	Chief Executive Officer

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